Exhibit 4.1

ILLINOIS TOOL WORKS INC.

Officers’ Certificate Pursuant to
Sections 2.01 and 2.04 of the Indenture

Michael M. Larsen, Senior Vice President & Chief Financial Officer, and Andrew R. Stark, Vice President & Treasurer, of Illinois Tool Works Inc., a Delaware corporation (the “Company”), each certify, pursuant to Sections 2.01 and 2.04 of the Indenture dated as of November 1, 1986, as supplemented by the First Supplemental Indenture dated as of May 1, 1990 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, that, pursuant to authority granted by the Board of Directors of the Company to the undersigned and certain other officers of the Company in resolutions duly adopted on August 2, 2013, the terms and form of the Company’s (i) 0.900% Notes due 2017 (the “2017 Notes”), (ii) 1.950% Notes due 2019 (the “2019 Notes”) and (iii) 3.500% Notes due 2024 (the “2024 Notes” and together with the 2017 Notes and the 2019 Notes, the “Notes”) shall be as set forth below. Capitalized terms not defined herein shall have the meanings ascribed to them in the Indenture.

1.    The 2017 Notes shall be designated as “0.900% Notes due 2017.” The 2019 Notes shall be designated as “1.950% Notes due 2019.” The 2024 Notes shall be designated as “3.500% Notes due 2024.”

2.    The aggregate principal amount at Stated Maturity of the Notes that may be authenticated and delivered under the Indenture (not including Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 2.06, 2.07, 2.08, 3.02 or 10.04 of the Indenture) initially shall be not more than (i) $650,000,000 in the case of the 2017 Notes, (ii) $650,000,000 in the case of the 2019 Notes, and (iii) $700,000,000 in the case of the 2024 Notes. The Company shall have the right from time to time, without the consent of the existing holders of Notes, to issue additional notes with the same terms and conditions and with the same CUSIP number as any series of the Notes, except for the issue date, issue price and the first payment of interest thereon (“Additional Notes”). Additional Notes of any series will be consolidated with and will form a single series with the Notes of such series.

3.    Each Note shall bear interest from and including the most recent Interest Payment Date to which interest on such Note (or any predecessor Note) has been paid or duly made available for payment, or if no interest has been paid, from and including February 25, 2014, at the rate of (i) 0.900% per annum for the 2017 Notes, (ii) 1.950% per annum for the 2019 Notes and (iii) 3.500% per annum for the 2024 Notes, in each case until the principal thereof is paid or made available for payment. Interest shall be payable on each Interest Payment Date and at Stated Maturity. Interest payments shall be in the amount of interest accrued to, but excluding, the relevant Interest Payment Date or Stated Maturity, as applicable. Interest shall be payable to the person in whose name a Note (or any predecessor Note) is registered at the close of business

CH01/ 26329941.1

on the Record Date next preceding each Interest Payment Date; provided, however, that interest payable at Stated Maturity of any series shall be payable to the person to whom principal shall be payable.

The Interest Payment Dates for each series of the Notes shall be March 1 and September 1 of each year and at Stated Maturity of such series, and the Record Dates for interest payable on the Notes shall be the close of business on February 15 and August 15 next preceding the March 1 and September 1 Interest Payment Dates, respectively. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

4.    The Stated Maturity of the 2017 Notes shall be February 25, 2017, the Stated Maturity of the 2019 Notes shall be March 1, 2019, and the Stated Maturity of the 2024 Notes shall be March 1, 2024.

5.    The 2017 Notes, 2019 Notes, and 2024 Notes shall be substantially in the forms attached to this Certificate as Exhibit A, Exhibit B and Exhibit C, respectively.

6.    The 2017 Notes, 2019 Notes, and 2024 Notes may be redeemed in whole or in part from time to time at the option of the Company before the applicable date of Stated Maturity at the price and on the terms set forth in the forms of Note attached to this Certificate as Exhibit A, Exhibit B and Exhibit C, respectively.

7.    The Notes shall be sold by the Company to Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as representatives of the several underwriters (collectively, the “Underwriters”), pursuant to the Underwriting Agreement, dated February 18, 2014, with the Company, at a price equal to 99.611% of the principal amount of the 2017 Notes, 99.521% of the principal amount of the 2019 Notes, and 99.198% of the principal amount of the 2024 Notes. The initial public offering price of the Notes shall be 99.861% of the principal amount thereof for the 2017 Notes, 99.871% of the principal amount thereof for the 2019 Notes, and 99.648% of the principal amount thereof for the 2024 Notes, plus accrued interest, if any, from the date of original issue.

8.    The Notes shall not be entitled to any sinking, purchase or analogous fund, and the Company shall not be obligated to redeem or purchase the Notes at the option of any Holder thereof.

9.    The Notes shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

10.    Payments of principal of and any premium or interest on the Notes, when payable, shall be made in immediately available funds at the Corporate Trust Office in Chicago, Illinois, or in New York, New York. “Corporate Trust Office” shall mean the principal office of the Trustee in Chicago, Illinois or New York, New York, at which at any particular time its corporate trust business shall be administered. On the date of this Certificate, the Corporate Trust Office is

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located at 2 N. LaSalle Street, Suite 1020, Chicago IL 60602, Attention: Richard Tarnas and 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Administration. Payments of interest on each Note (other than interest payable at Stated Maturity) shall be made by check mailed to the registered address of the person entitled thereto, unless such person and the Company shall have agreed that such payment will be made by wire transfer in immediately available funds. Notwithstanding the foregoing, if the registered owner of the Notes is The Depository Trust Company (“DTC”) or its nominee, payments of principal and interest shall be made in accordance with the requirements of DTC pursuant to a Letter of Representations between DTC and the Company.

11.    So long as any of the Notes remain outstanding, the Company shall maintain an office and agency in Chicago, Illinois and any other location the Company may designate, where the Notes may be presented for registration of transfer and exchange, for payment, and where notices and demands to or upon the Company in respect of such Notes or the Indenture may be served. The office of the Trustee in such location or locations shall be such office of the Company, and the Trustee shall be such agent for the Company for the foregoing purposes.

12.    Section 12.02 of the Indenture shall be fully applicable to the Notes.

13.    Each series of the Notes shall be issued as registered Notes, without coupons, in the form of one or more definitive Global Securities. The Depositary for the Notes initially shall be DTC. So long as the Notes are represented by such Global Securities in accordance with the Indenture, beneficial owners of interests in such Global Securities may not exchange such interests for Definitive Securities (as defined in Paragraph 15 of this Certificate) except as otherwise expressly provided in the Indenture.

14.    The aggregate principal amount of each Global Security may from time to time be increased or decreased by adjustments made on the records of the Note Custodian (as defined in Paragraph 15 of this Certificate), as provided herein and in the Indenture.

15.    Definitions. Certain capitalized terms used in this Certificate and not defined in the Indenture have the following meanings:

“Definitive Securities” means any Security issued in fully-registered certificated form pursuant to Section 2.03 of the Indenture (other than a Global Security), which shall be substantially in the form of Exhibit A, Exhibit B or Exhibit C, as applicable, with appropriate legends as specified therein.

“Note Custodian” means the custodian with respect to any Global Note appointed by the Depositary, or any successor Person thereto, and shall initially be the Trustee.

“Securities Act” means the Securities Act of 1933, as amended.

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Each of the undersigned certifies that there is no Event of Default existing on the date hereof, and no event which with notice or lapse of time or both could become an Event of Default has occurred and is continuing on the date hereof.

Each of the undersigned states that all conditions precedent provided for in the Indenture relating to delivery of the executed Notes to the Trustee for authentication and delivery have been complied with.

Each of the undersigned further states that he has read the provisions of the Indenture relating to the issuance of the Notes and the definitions relating thereto; that the statements made in this Certificate are based upon an examination of the provisions of the Indenture and upon the relevant books and records of the Company; that he has, in his opinion, made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the conditions included in such provisions have been complied with; and that, in his opinion, such conditions have been complied with.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Certificate as of this 25th day of February 2014.

By:	/s/ Michael M. Larsen
Name:	Michael M. Larsen
Title:	Senior Vice President, General Counsel & Secretary

By:	/s/ Andrew R. Stark
Name:	Andrew R. Stark
Title:	Vice President & Treasurer

(Signature Page to Officers’ Certificate Pursuant to Sections 2.01 and 2.04 of the Indenture)

EXHIBIT A

FORM OF NOTE

[Include the following legend for Global Securities only:]
THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, TO DTC OR TO A SUCCESSOR DEPOSITARY OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE ADDITIONAL TERMS ATTACHED HERETO.

FORM OF
ILLINOIS TOOL WORKS INC.
0.900% NOTE DUE 2017

Principal Amount $_______
as revised by the Schedule of Increases and
Decreases in Global Security attached hereto

No. __-___    February 25, 2014
CUSIP NO. 452308 AS8
ISIN NO. US452308AS83

ILLINOIS TOOL WORKS INC., a corporation incorporated under the laws of the State of Delaware (hereinafter called the “Company”), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of ____________________ DOLLARS ($___________) subject to adjustment from time to time as reflected on the Schedule of Increases and Decreases in Global Security attached hereto on February 25, 2017 at the office or agency of the Company in Chicago, Illinois or New York, New York or such other location or locations as may be provided for pursuant to the Indenture referred to herein, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum, in arrears, from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for (or if no interest has been paid, from and including February 25, 2014), to, but excluding, March 1 and September 1 of each year (each, an “Interest Payment Date”), beginning on September 1, 2014, at the rate of 0.900% per annum, at said offices or agencies, in like coin or currency, to but excluding the date on which said principal sum is paid in full. The Record Date with respect to each Interest Payment Date shall be the close of business on February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. The interest payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to herein, be paid by check mailed to the registered address of the person entitled thereto, unless such person and the Company shall have agreed that such payment will be made by wire transfer in immediately available funds. Notwithstanding the foregoing, if the registered owner of the Notes is The Depository Trust Company (“DTC”) or its nominee, payments of principal and interest shall be made in accordance with the requirements of DTC pursuant to a Letter of Representations between DTC and the Company.

The further provisions of this Security are continued in an attachment hereto and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee under the Indenture referred to herein.
[signature page follows]

IN WITNESS WHEREOF, ILLINOIS TOOL WORKS INC. has caused this Security to be manually signed by its duly authorized officers and its corporate seal to be affixed hereto.

ILLINOIS TOOL WORKS INC.

By:
	Name:	Michael M. Larsen
	Title:	Senior Vice President, General Counsel & Secretary

[SEAL]

By:
	Name:	Andrew R. Stark
	Title:	Vice President & Treasurer

By:
	Name:	Janet O. Love
	Title:	Deputy General Counsel & Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated: ____________________, 2014    By: _______________________________
Authorized Signature

THE ADDITIONAL TERMS ATTACHED HERETO ARE INCORPORATED BY REFERENCE HEREIN AND DEEMED TO BE A PART HEREOF.

ADDITIONAL TERMS OF
ILLINOIS TOOL WORKS INC.
0.900% NOTE DUE 2017

This Security is one of a duly authorized issue of the Securities of Illinois Tool Works Inc., a Delaware corporation (the “Company”), designated as its 0.900% Notes due 2017 (individually, a “Security” and collectively, the “Securities”), issued under and pursuant to an Indenture dated as of November 1, 1986 and supplemented by a First Supplemental Indenture dated as of May 1, 1990 (the “Indenture”), duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Officers’ Certificate dated February 25, 2014 (the “Officers’ Certificate”) establishing certain terms of the Securities pursuant to the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture, the Officers’ Certificate and the TIA for a statement of all such terms. All terms used in this Security that are defined in the Indenture or in the Officers’ Certificate shall have the meanings assigned to them therein. The Securities are unsecured general obligations of the Company.

The Securities are initially limited to the aggregate principal amount of Six Hundred Fifty Million Dollars ($650,000,000), as specified in the Officers’ Certificate. The Company may from time to time, without the consent of the existing Holders of Securities, issue additional Securities with the same terms and conditions and with the same CUSIP number as the Securities, except for the issue date, issue price and the first payment of interest thereon. Additional Securities so issued will be consolidated with and will form a single series with the Securities.

In case an Event of Default, as defined in the Indenture, relating to the Securities shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the provisions contained in the Indenture. The Indenture provides that, prior to the declaration of maturity of the Securities upon the occurrence of an Event of Default relating to the Securities, the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding may on behalf of the Holders of all of the Securities waive any past default under the Indenture relating to the Securities and its consequences, except a default in the payment of the principal of and premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Security or such other Securities.

This Security may be redeemed at the Company’s option, in whole or in part, on any date that is prior to February 25, 2017 (herein referred to as the “Stated Maturity”) at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed on the date of redemption or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the date of redemption (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis at the Treasury Rate (as defined below) plus 5 basis points, as determined by a Reference Treasury Dealer (as defined below), plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a date of redemption will be payable on the Interest Payment Date to the registered holder hereof as of the close of business on the relevant Record Date according to this Security and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer(s) (in any case not less than two) selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of redemption will be mailed to holders of Securities to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. On and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption unless the Company defaults in payment of the redemption price. If fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 60 days prior to the redemption date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate; provided, however, that no Securities of a principal amount of $2,000 or less shall be redeemed in part.

Except as otherwise specifically provided herein, the Securities may not be redeemed before the Stated Maturity and shall not be entitled to any sinking, purchase or analogous fund, nor shall the Company be obligated to redeem or purchase the Securities at the option of any Holder thereof.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures which, if they pertain specifically to the Securities, may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the Securities or of any supplemental indenture relating to the Securities or modifying in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any premium payable upon the redemption thereof, or change the currency in which any Security is payable, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid majority in aggregate principal amount of Securities, the consent of the Holders of which is required for any such supplemental indenture relating to the Securities, without the consent of the Holders of all Securities then outstanding.

The Company may terminate all of its obligations under the Securities and the Indenture as it relates to the Securities, with certain limited exceptions described in the Indenture, by (i) irrevocably depositing in trust with the Trustee money or Government Obligations (or any combination thereof) sufficient to pay principal of and any premium or interest on the Securities at Stated Maturity and (ii) complying with certain other conditions specified in the Indenture. Alternatively, the Company may, upon the making of such deposit and the satisfaction of certain conditions specified in the Indenture, omit to comply with its covenants in the Indenture relating to creation of secured indebtedness (Section 4.05), sale and lease-back transactions (Section 4.06), and transactions involving a merger or consolidation of the Company into or with any other corporation or a sale, conveyance or lease of the property of the Company substantially as an entirety to any other corporation or entity (Article Eleven), and such omission shall not be an Event of Default with respect to the Securities.

The Securities are issuable as registered Securities without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. At the office or agency to be maintained by the Company in Chicago, Illinois, New York, New York or at such other location or locations as may be provided for in the Indenture, and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged by the Holder thereof without charge except for any tax or other governmental charge imposed in respect thereof, for a like aggregate principal amount at Stated Maturity of Securities of other authorized denominations.

Subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, this Security is transferable and the registration of the transfer hereof may be effected by the registered Holder hereof or by his attorney duly authorized in writing upon due presentment for registration of transfer at the office or agency of the Company in Chicago, Illinois, New York, New York or at such other location or locations as may be provided for in the Indenture, but only in the manner and subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, without charge except for any tax or other governmental charge imposed in relation thereto. Upon any such registration of transfer, a new Security or Securities of authorized denominations for a like aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by any person), for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a condition of and part of the consideration for the issue hereof, expressly waived and released.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of Illinois.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

EXHIBIT B

FORM OF NOTE

[Include the following legend for Global Securities only:]
THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, TO DTC OR TO A SUCCESSOR DEPOSITARY OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE ADDITIONAL TERMS ATTACHED HERETO.

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FORM OF
ILLINOIS TOOL WORKS INC.
1.950% NOTE DUE 2019

Principal Amount $[                   ]
as revised by the Schedule of Increases and
Decreases in Global Security attached hereto

No. __-___    February 25, 2014
CUSIP NO. 452308 AU3
ISIN NO. US452308AU30

ILLINOIS TOOL WORKS INC., a corporation incorporated under the laws of the State of Delaware (hereinafter called the “Company”), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of ____________________ DOLLARS ($___________) subject to adjustment from time to time as reflected on the Schedule of Increases and Decreases in Global Security attached hereto on March 1, 2019 at the office or agency of the Company in Chicago, Illinois or New York, New York or such other location or locations as may be provided for pursuant to the Indenture referred to herein, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum, in arrears, from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for (or if no interest has been paid, from and including February 25, 2014), to, but excluding, March 1 and September 1 of each year (each, an “Interest Payment Date”), beginning on September 1, 2014, at the rate of 1.950% per annum, at said offices or agencies, in like coin or currency, to but excluding the date on which said principal sum is paid in full. The Record Date with respect to each Interest Payment Date shall be the close of business on February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. The interest payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to herein, be paid by check mailed to the registered address of the person entitled thereto, unless such person and the Company shall have agreed that such payment will be made by wire transfer in immediately available funds. Notwithstanding the foregoing, if the registered owner of the Notes is The Depository Trust Company (“DTC”) or its nominee, payments of principal and interest shall be made in accordance with the requirements of DTC pursuant to a Letter of Representations between DTC and the Company.

The further provisions of this Security are continued in an attachment hereto and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee under the Indenture referred to herein.

[signature page follows]

IN WITNESS WHEREOF, ILLINOIS TOOL WORKS INC. has caused this Security to be manually signed by its duly authorized officers and its corporate seal to be affixed hereto.

ILLINOIS TOOL WORKS INC.

By:
	Name:	Michael M. Larsen
	Title:	Senior Vice President, General Counsel & Secretary

[SEAL]

By:
	Name:	Andrew R. Stark
	Title:	Vice President & Treasurer

By:
	Name:	Janet O. Love
	Title:	Deputy General Counsel & Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated: ____________________, 2014    By: _______________________________
Authorized Signature

THE ADDITIONAL TERMS ATTACHED HERETO ARE INCORPORATED BY REFERENCE HEREIN AND DEEMED TO BE A PART HEREOF.

ADDITIONAL TERMS OF
ILLINOIS TOOL WORKS INC.
1.950% NOTE DUE 2019

This Security is one of a duly authorized issue of the Securities of Illinois Tool Works Inc., a Delaware corporation (the “Company”), designated as its 1.950% Notes due 2019 (individually, a “Security” and collectively, the “Securities”), issued under and pursuant to an Indenture dated as of November 1, 1986 and supplemented by a First Supplemental Indenture dated as of May 1, 1990 (the “Indenture”), duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Officers’ Certificate dated February 25, 2014 (the “Officers’ Certificate”) establishing certain terms of the Securities pursuant to the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture, the Officers’ Certificate and the TIA for a statement of all such terms. All terms used in this Security that are defined in the Indenture or in the Officers’ Certificate shall have the meanings assigned to them therein. The Securities are unsecured general obligations of the Company.

The Securities are initially limited to the aggregate principal amount of Six Hundred Fifty Million Dollars ($650,000,000), as specified in the Officers’ Certificate. The Company may from time to time, without the consent of the existing Holders of Securities, issue additional Securities with the same terms and conditions and with the same CUSIP number as the Securities, except for the issue date, issue price and the first payment of interest thereon. Additional Securities so issued will be consolidated with and will form a single series with the Securities.

In case an Event of Default, as defined in the Indenture, relating to the Securities shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the provisions contained in the Indenture. The Indenture provides that, prior to the declaration of maturity of the Securities upon the occurrence of an Event of Default relating to the Securities, the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding may on behalf of the Holders of all of the Securities waive any past default under the Indenture relating to the Securities and its consequences, except a default in the payment of the principal of and premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Security or such other Securities.

This Security may be redeemed at the Company’s option, in whole or in part, on any date that is prior to March 1, 2019 (herein referred to as the “Stated Maturity”) at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed on the date of redemption or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the date of redemption (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis at the Treasury Rate (as defined below) plus 10 basis points, as determined by a Reference Treasury Dealer (as defined below), plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a date of redemption will be payable on the Interest Payment Date to the registered holder hereof as of the close of business on the relevant Record Date according to this Security and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer(s) (in any case not less than two) selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of redemption will be mailed to holders of Securities to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. On and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption unless the Company defaults in payment of the redemption price. If fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 60 days prior to the redemption date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate; provided, however, that no Securities of a principal amount of $2,000 or less shall be redeemed in part.

Except as otherwise specifically provided herein, the Securities may not be redeemed before the Stated Maturity and shall not be entitled to any sinking, purchase or analogous fund, nor shall the Company be obligated to redeem or purchase the Securities at the option of any Holder thereof.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures which, if they pertain specifically to the Securities, may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the Securities or of any supplemental indenture relating to the Securities or modifying in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any premium payable upon the redemption thereof, or change the currency in which any Security is payable, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid majority in aggregate principal amount of Securities, the consent of the Holders of which is required for any such supplemental indenture relating to the Securities, without the consent of the Holders of all Securities then outstanding.

The Company may terminate all of its obligations under the Securities and the Indenture as it relates to the Securities, with certain limited exceptions described in the Indenture, by (i) irrevocably depositing in trust with the Trustee money or Government Obligations (or any combination thereof) sufficient to pay principal of and any premium or interest on the Securities at Stated Maturity and (ii) complying with certain other conditions specified in the Indenture. Alternatively, the Company may, upon the making of such deposit and the satisfaction of certain conditions specified in the Indenture, omit to comply with its covenants in the Indenture relating to creation of secured indebtedness (Section 4.05), sale and lease-back transactions (Section 4.06), and transactions involving a merger or consolidation of the Company into or with any other corporation or a sale, conveyance or lease of the property of the Company substantially as an entirety to any other corporation or entity (Article Eleven), and such omission shall not be an Event of Default with respect to the Securities.

The Securities are issuable as registered Securities without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. At the office or agency to be maintained by the Company in Chicago, Illinois, New York, New York or at such other location or locations as may be provided for in the Indenture, and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged by the Holder thereof without charge except for any tax or other governmental charge imposed in respect thereof, for a like aggregate principal amount at Stated Maturity of Securities of other authorized denominations.

Subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, this Security is transferable and the registration of the transfer hereof may be effected by the registered Holder hereof or by his attorney duly authorized in writing upon due presentment for registration of transfer at the office or agency of the Company in Chicago, Illinois, New York, New York or at such other location or locations as may be provided for in the Indenture, but only in the manner and subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, without charge except for any tax or other governmental charge imposed in relation thereto. Upon any such registration of transfer, a new Security or Securities of authorized denominations for a like aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by any person), for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a condition of and part of the consideration for the issue hereof, expressly waived and released.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of Illinois.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

EXHIBIT C

FORM OF NOTE

[Include the following legend for Global Securities only:]
THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, TO DTC OR TO A SUCCESSOR DEPOSITARY OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE ADDITIONAL TERMS ATTACHED HERETO.

FORM OF
ILLINOIS TOOL WORKS INC.
3.500% NOTE DUE 2024

Principal Amount $[                   ]
as revised by the Schedule of Increases and
Decreases in Global Security attached hereto

No. __-___    February 25, 2014
CUSIP NO. 452308AT6
ISIN NO. US452308AT66

ILLINOIS TOOL WORKS INC., a corporation incorporated under the laws of the State of Delaware (hereinafter called the “Company”), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of ____________________ DOLLARS ($___________) subject to adjustment from time to time as reflected on the Schedule of Increases and Decreases in Global Security attached hereto on March 1, 2024 at the office or agency of the Company in Chicago, Illinois or New York, New York or such other location or locations as may be provided for pursuant to the Indenture referred to herein, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum, in arrears, from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for (or if no interest has been paid, from and including February 25, 2014), to, but excluding, March 1 and September 1 of each year (each, an “Interest Payment Date”), beginning on September 1, 2014, at the rate of 3.500% per annum, at said offices or agencies, in like coin or currency, to but excluding the date on which said principal sum is paid in full. The Record Date with respect to each Interest Payment Date shall be the close of business on February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. The interest payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to herein, be paid by check mailed to the registered address of the person entitled thereto, unless such person and the Company shall have agreed that such payment will be made by wire transfer in immediately available funds. Notwithstanding the foregoing, if the registered owner of the Notes is The Depository Trust Company (“DTC”) or its nominee, payments of principal and interest shall be made in accordance with the requirements of DTC pursuant to a Letter of Representations between DTC and the Company.

The further provisions of this Security are continued in an attachment hereto and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee under the Indenture referred to herein.
[signature page follows]

IN WITNESS WHEREOF, ILLINOIS TOOL WORKS INC. has caused this Security to be manually signed by its duly authorized officers and its corporate seal to be affixed hereto.

ILLINOIS TOOL WORKS INC.

By:
	Name:	Michael M. Larsen
	Title:	Senior Vice President, General Counsel & Secretary

[SEAL]

By:
	Name:	Andrew R. Stark
	Title:	Vice President & Treasurer

By:
	Name:	Janet O. Love
	Title:	Deputy General Counsel & Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated: ____________________, 2014    By: _______________________________
Authorized Signature

THE ADDITIONAL TERMS ATTACHED HERETO ARE INCORPORATED BY REFERENCE HEREIN AND DEEMED TO BE A PART HEREOF.

ADDITIONAL TERMS OF
ILLINOIS TOOL WORKS INC.
3.500% NOTE DUE 2024

This Security is one of a duly authorized issue of the Securities of Illinois Tool Works Inc., a Delaware corporation (the “Company”), designated as its 3.500% Notes due 2024 (individually, a “Security” and collectively, the “Securities”), issued under and pursuant to an Indenture dated as of November 1, 1986 and supplemented by a First Supplemental Indenture dated as of May 1, 1990 (the “Indenture”), duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Officers’ Certificate dated February 25, 2014 (the “Officers’ Certificate”) establishing certain terms of the Securities pursuant to the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture, the Officers’ Certificate and the TIA for a statement of all such terms. All terms used in this Security that are defined in the Indenture or in the Officers’ Certificate shall have the meanings assigned to them therein. The Securities are unsecured general obligations of the Company.

The Securities are initially limited to the aggregate principal amount of Seven Hundred Million Dollars ($700,000,000), as specified in the Officers’ Certificate. The Company may from time to time, without the consent of the existing Holders of Securities, issue additional Securities with the same terms and conditions and with the same CUSIP number as the Securities, except for the issue date, issue price and the first payment of interest thereon. Additional Securities so issued will be consolidated with and will form a single series with the Securities.

In case an Event of Default, as defined in the Indenture, relating to the Securities shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the provisions contained in the Indenture. The Indenture provides that, prior to the declaration of maturity of the Securities upon the occurrence of an Event of Default relating to the Securities, the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding may on behalf of the Holders of all of the Securities waive any past default under the Indenture relating to the Securities and its consequences, except a default in the payment of the principal of and premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Security or such other Securities.

This Security may be redeemed at the Company’s option, in whole or in part, on any date that is prior to December 1, 2023 at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed on the date of redemption or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the date of redemption (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis at the Treasury Rate (as defined below) plus 15 basis points, as determined by a Reference Treasury Dealer (as defined below), plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption. At any time on or after December 1, 2023, the Company may also redeem some or all of this Security at its option, at a redemption price equal to 100% of the principal amount of the Securities being redeemed on the date of redemption, plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to a date of redemption will be payable on the Interest Payment Date to the registered holder hereof as of the close of business on the relevant Record Date according to this Security and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer(s) (in any case not less than two) selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of redemption will be mailed to holders of Securities to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. On and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption unless the Company defaults in payment of the redemption price. If fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 60 days prior to the redemption date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate; provided, however, that no Securities of a principal amount of $2,000 or less shall be redeemed in part.

Except as otherwise specifically provided herein, the Securities may not be redeemed before March 1, 2024 (herein referred to as the “Stated Maturity”) and shall not be entitled to any sinking, purchase or analogous fund, nor shall the Company be obligated to redeem or purchase the Securities at the option of any Holder thereof.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures which, if they pertain specifically to the Securities, may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the Securities or of any supplemental indenture relating to the Securities or modifying in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any premium payable upon the redemption thereof, or change the currency in which any Security is payable, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid majority in aggregate principal amount of Securities, the consent of the Holders of which is required for any such supplemental indenture relating to the Securities, without the consent of the Holders of all Securities then outstanding.

The Company may terminate all of its obligations under the Securities and the Indenture as it relates to the Securities, with certain limited exceptions described in the Indenture, by (i) irrevocably depositing in trust with the Trustee money or Government Obligations (or any combination thereof) sufficient to pay principal of and any premium or interest on the Securities at Stated Maturity and (ii) complying with certain other conditions specified in the Indenture. Alternatively, the Company may, upon the making of such deposit and the satisfaction of certain conditions specified in the Indenture, omit to comply with its covenants in the Indenture relating to creation of secured indebtedness (Section 4.05), sale and lease-back transactions (Section 4.06), and transactions involving a merger or consolidation of the Company into or with any other corporation or a sale, conveyance or lease of the property of the Company substantially as an entirety to any other corporation or entity (Article Eleven), and such omission shall not be an Event of Default with respect to the Securities.

The Securities are issuable as registered Securities without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. At the office or agency to be maintained by the Company in Chicago, Illinois, New York, New York or at such other location or locations as may be provided for in the Indenture, and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged by the Holder thereof without charge except for any tax or other governmental charge imposed in respect thereof, for a like aggregate principal amount at Stated Maturity of Securities of other authorized denominations.

Subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, this Security is transferable and the registration of the transfer hereof may be effected by the registered Holder hereof or by his attorney duly authorized in writing upon due presentment for registration of transfer at the office or agency of the Company in Chicago, Illinois, New York, New York or at such other location or locations as may be provided for in the Indenture, but only in the manner and subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, without charge except for any tax or other governmental charge imposed in relation thereto. Upon any such registration of transfer, a new Security or Securities of authorized denominations for a like aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by any person), for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a condition of and part of the consideration for the issue hereof, expressly waived and released.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of Illinois.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian